Summary Prospectus	February 26, 2010

AIM Disciplined Equity Fund
Effective April 30, 2010, AIM Disciplined Equity Fund will be known as Invesco Disciplined Equity Fund.

Class: Y (AWEIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invescoaim.com/prospectus. Effective April 30, 2010, www.invescoaim.com will be changed to www.invesco.com. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated February 26, 2010, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the Web site, phone number or e-mail address noted above.

Investment Objective
The Fund’s investment objective is long-term capital appreciation and, secondarily, current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)

Class:	Y

Management Fees	0.70%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.40

Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.11

1	Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 years	10 Years

Class Y	$113	$353	$612	$1,352

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund seeks to meet its investment objectives by investing at least 80% of its assets in a diversified portfolio of common stocks of publicly-traded U.S. companies.

Effective May 31, 2010, the preceding sentence will be replaced by the following: The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowing for investment purposes) in equity securities. In complying with the 80% investment requirement, the Fund may also invest in the following investments with economic characteristics similar to the Fund’s direct investments: derivatives, exchange-traded funds and American Depositary Receipts. These derivatives and other investments may have the affect of leveraging the Fund’s portfolio. The Fund invests in U.S. issuers and may also invest in equity securities of foreign issuers. The Fund may also invest in debt securities, including lower quality debt securities.

The Fund normally invests in securities that generate strong cash flow and are available at attractive valuations. The Fund’s portfolio managers will be opportunistic with regard to the prices the Fund will pay for new investments and at which it will terminate positions. The Fund is not restricted to investing in particular sectors or in securities within a market capitalization range, but will tend toward large-cap issuers.

The Fund’s portfolio managers emphasize a bottom-up, fundamental stock selection that focuses on issuers that can consistently deliver strong cash flow growth and return on invested capital. The portfolio managers invest in issuers with a proven track record of solid business execution. These issuers typically have a proprietary product or business approach that allows them to be leaders within their respective industries. In addition, the portfolio managers emphasize diversification in terms of sector exposure as well as the number of securities held, and normally expect low turnover of holdings.

1        AIM Disciplined Equity Fund

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Value Investing Risk. Value stocks may react differently than other investments to issuer, political, market and economic developments and tend to be currently out-of-favor with many investors.

Foreign Securities Risk. The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Convertible Securities Risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A Fund investing in a derivative could lose more than the cash amount invested and incur higher taxes.

Leverage Risk. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Exchange-Traded Funds Risk. An investment by an underlying fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETFs shares to track the referenced index; and (5) holding troubled securities in the referenced index.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may produce the desired results.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The returns shown for the period prior to September 21, 2009, are those of Institutional Class shares of Atlantic Whitehall Equity Income Fund (the predecessor fund), which are not offered by the Fund. The predecessor fund was advised by Stein Roe Investment Counsel, Inc. The predecessor fund was reorganized into Class Y shares of AIM Disciplined Equity Fund on September 21, 2009. Class Y shares returns will be different from the predecessor fund as they have different expenses. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark with similar investment objectives to the Fund. The benchmark may not reflect payment of fees, expenses or taxes. The Fund is not managed to track the performance of any particular benchmark, including the benchmark shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the benchmark. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at www.invescoaim.com. Effective April 30, 2010, www.invescoaim.com will be changed to www.invesco.com.

Annual Total Returns
The bar chart shows changes in the performance of the Fund’s Class Y shares since September 21, 2009 and the predecessor fund’s Institutional Class shares for periods prior to September 21, 2009 from year to year as of December 31. Institutional Class shares of the predecessor fund and Class Y shares are not subject to sales loads.

Best Quarter (ended June 30, 2009): 16.82%
Worst Quarter (ended December 31, 2008): (20.66)%

Average Annual Total Returns (for the periods ended December 31, 2009)

	1	Since	Inception
	Year	Inception	Date

Class Y1:			09/21/09
Return Before Taxes	27.68%	0.94%
Return After Taxes on Distributions	27.50	0.25
Return After Taxes on Distributions and Sale of Fund Shares	18.22	0.66

S&P 500® Index	26.47	(0.65)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

1	Class Y shares performance shown prior to the inception date is that of the predecessor fund’s Institutional Class shares at net asset value and reflects the expenses applicable to the predecessor fund. The inception date of the predecessor fund’s Institutional Class shares is December 1, 2005.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Service Date

Paul McPheeters	Portfolio Manager	2009

Doug Rogers	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invescoaim.com, by mail to Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by telephone at 800-959-4246. Effective April 30, 2010, Invesco Aim Investment Services, Inc. will be known as Invesco Investment Services, Inc.

The minimum investments for Class Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

2        AIM Disciplined Equity Fund

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

3        AIM Disciplined Equity Fund

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